Exhibit 99.1
Crescent Energy Closes Transformative Acquisition of Vital Energy
Houston – December 15, 2025 – Crescent Energy Company (NYSE: CRGY) (“Crescent” or the “Company”) today announced the closing of its previously announced acquisition of Vital Energy, Inc. (NYSE: VTLE) (“Vital Energy”), creating a leading, returns-driven independent E&P company. The all-stock transaction positions Crescent as a top ten liquids-weighted independent with a consistent strategy focused on free cash flow generation, disciplined capital allocation and sustainable long-term value creation for shareholders. Crescent expects to provide pro forma 2026 guidance with its fourth-quarter and full-year 2025 results.
“Our combination with Vital Energy significantly enhances Crescent’s free cash flow profile, operational scale and opportunity set,” said David Rockecharlie, Crescent’s CEO. “Through disciplined investing and operations, we have nearly tripled the size of our business over the last four years. Today we are focused on efficiently integrating our new assets and personnel, executing on identified synergies and demonstrating the full value proposition of Crescent as a leading mid-cap company.”
Governance Update
Pursuant to the terms merger agreement, William Albrecht and Jarvis Hollingsworth, former directors of Vital Energy, have been appointed to Crescent’s Board of Directors (the “Board”) and Michael Duginski resigned from the Board in connection with the closing of the acquisition. With these changes, Crescent’s Board now comprises twelve directors, ten of whom are independent. The newly appointed directors bring valuable expertise and will further strengthen Crescent’s experienced and engaged Board. Additional information on Crescent’s Board of Directors is available at www.crescentenergyco.com.
About Crescent Energy Company
Crescent is a differentiated U.S. energy company committed to delivering value for shareholders through a disciplined growth through acquisition strategy and consistent return of capital. Our long-life, balanced portfolio combines significant cash flow from stable production with deep, high-quality development inventory. The Company's investing and operating activities are focused in the Eagle Ford, Permian and Uinta basins. For additional information, please visit www.crescentenergyco.com.
Cautionary Statement Regarding Forward-Looking Statements
The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Crescent expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance, Crescent's ability to close any divestitures in a timely manner or at all, and any future outlooks of Crescent. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of any divestitures, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Crescent’s control, including those detailed in Crescent’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.crescentenergyco.com and on the SEC’s website at https://www.sec.gov. Crescent does not give any assurance (1) that it will achieve its expectations or (2) to any business strategies, earnings or revenue trends or future financial results. All forward-looking statements are based on assumptions that Crescent believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Crescent undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Crescent Energy Investor Relations Contact
IR@crescentenergyco.com
Crescent Energy Media Contact
Media@crescentenergyco.com
2